13. Fair Value Measurement	12 Months Ended
Dec. 31, 2017
Fair Value Disclosures [Abstract]
Fair Value Measurement

13.	Fair Value Measurement

There were no assets or liabilities measured at fair value on a recurring basis as of December 31, 2017 and 2016. The following method and assumptions were used to estimate the fair value on a non-recurring basis as at December 31, 2017 and 2016:

Cash and cash equivalents, restricted cash, accounts receivable and payable, short term investments, bank deposits with maturity over three months, finance lease receivables, current, short term borrowings, accrued liabilities, advance from customers and other current liabilities — costs approximates fair value because of the short maturity period.

Convertible bonds. The estimated fair value of convertible bond with Union Sky was $12,879 as of February 12, 2017. The fair value of convertible bonds was classified in Level 3 of the fair value hierarchy, and uses binomial model.

Investment in affiliates. Investment in affiliates consists of Convertible Preferred Stock of ENS with carrying amount of $nil and $2,214 as at December 31, 2017 and 2016. The estimated fair value of Convertible Preferred Stock was $nil and $2,214 as of December 31, 2017 and 2016. The fair value of Convertible Preferred Stock of ENS was classified in Level 3 of the fair value hierarchy in which management has used at least one significant unobservable input in the valuation model. The fair value of the Convertible Preferred Stock of ENS is determined by the fair value of the total common stock with a discount for Lack of Marketability Discount (“LOMD”). The LOMD as of the Valuation Date is derived by reference to put option based on Black-Scholes Option Pricing Model, with significant inputs on the volatility and expected terms of each tranche of the Preferred Stock unobservable in the market. The volatility is determined by the average standard derivation of the comparable companies applicable over a period with length commensurate to the expected term of the Convertible Preferred Stock, and the expected term of each tranche of the Convertible Preferred Stock is based on management’s estimation of the conversion schedule. Significant variance of the above-mentioned inputs would result in a significantly lower or higher fair value measurement.

Finance lease receivables, noncurrent. The Group used discounted cash flow approach to determine the fair value, which was classified in Level 3 of the fair value hierarchy. The fair value of finance lease receivables, noncurrent, is determined to approximate its carrying value.

There have been no transfers between Level 1, Level 2, or Level 3 categories.